UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:

Preliminary Proxy Statement

CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))

Definitive Proxy Statement

Definitive Additional Materials

Soliciting Material under §240.14a-12

YUM! BRANDS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

No fee required.

Fee paid previously with preliminary materials.

Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

YUM! BRANDS, INC.

1441 GARDINER LANE

LOUISVILLE, KY 40213

D75458-P68459

Your Vote Counts!

YUM! BRANDS, INC.

2022 Annual Meeting

Vote by May 18, 2022

11:59 PM ET

You invested in YUM! BRANDS, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 19, 2022.

Get informed before you vote

View the Notice, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 5, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote in Person at the Meeting*
Point your camera here and	May 19, 2022
vote without entering a	9:00 A.M., CDT
control number
YUM! Brands Center of Restaurant Excellence 7100 Corporate Drive Plano, Texas 75024

*	Please check the meeting materials for any special requirements for meeting attendance. If you are attending the meeting in person, you will need to request a ballot to vote these shares.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Board
Voting Items		Recommends

1.	Election of Directors

Nominees:

1a.	Paget L. Alves	For
1b.	Keith Barr	For
1c.	Christopher M. Connor	For

1d.	Brian C. Cornell	For

1e.	Tanya L. Domier	For

1f.	David W. Gibbs	For

1g.	Mirian M. Graddick-Weir	For

1h.	Lauren R. Hobart	For

1i.	Thomas C. Nelson	For

1j.	P. Justin Skala	For

1k.	Elane B. Stock	For

1l.	Annie Young-Scrivner	For

2.	Ratification of Independent Auditors.	For

3.	Advisory Vote on Executive Compensation.	For

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D75459-P68459